MORGAN STANLEY Securitized Products Group	[LOGO - LETTERHEAD] MORGAN STANLEY	April 10, 2002

Computational Materials

$502,293,000

Approximately

Sequoia Mortgage Trust 6

Collateralized Mortgage Bonds

Adjustable Rate Residential Mortgage Loans

Redwood Trust, Inc.

Seller

Sequoia Mortgage Funding Corporation

Depositor

Morgan Stanley Dean Witter Credit Corp.

Servicer

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY Securitized Products Group	[LOGO - LETTERHEAD] MORGAN STANLEY	April 10, 2002

Approximately $502,293,000

Sequoia Mortgage Trust 6

Collateralized Mortgage Bonds

Adjustable Rate Residential Mortgage Loans

Transaction Highlights

Classes	Description	Balance	Expected Ratings (S&P/Moody's/ Fitch)	Avg Life to Call (1)(2)	Payment Window To Call (1)(2)	Day Count	Index
A(3)	Floater	$496,378,000	AAA/Aaa/AAA	3.07	5/19/02 – 5/19/10	30/360	1 M LIBOR
B-1(4)	Floater	$5,915,000	AA/Aa2/AA	5.45	10/19/04 – 5/19/10	30/360	1 M LIBOR
X		$100(5)	AAA/Aaa/AAA	** Not offered herein **
A-R		$100	AAA/Aaa/AAA
B-2		$5,143,000	A/A2/A
B-3		$2,315,000	BBB/Baa2/BBB
B-4(6)		$1,534,000	BB/Ba2/BB
B-5(6)		$1,028,000	B/B2/B
B-6(6)		$2,068,996	Unrated

Notes:

(1)

The Bonds (as described herein) are primarily collateralized by adjustable rate, first-lien residential mortgage loans.  Class sizes are subject to a +/- 10% variance.

(2)

The WAL and Payment Windows to Call for the Class A and Class B-1 Bonds are shown to the Clean-Up Call Date (as described herein).

(3)

The Class A Bonds will initially have a coupon equal to One-Month LIBOR plus a margin, which doubles after the Clean-Up Call Date (as described below), subject to the lesser of (i) the amount of available funds and (ii) 11% and (iii) the net WAC.

(4)

The Class B-1 Bonds will initially have a coupon equal to One-Month LIBOR plus a margin, which is multiplied by 1.5 after the Clean-Up Call Date (as described below), subject to the lesser of (i) the amount of available funds and (ii) 11% and (iii) the net WAC.

(5)

The Class X Bonds will accrue interest on their notional amount at a rate equal to the Net WAC on the Mortgage Loans less the weighted average Bond Interest Rate payable on the A, B-1, B-2, and B-3 Bonds.  Interest will be paid on the Class X Bonds, however, only to the extent that it exceeds the Carryover Shortfall Amount (as described herein).  The Class X Bonds will bear interest on the notional amount, which is equal to the aggregate principal balance of the Class A, Class B-1, Class B-2 and Class B-3 Bonds.

(6)

The Bond Interest Rate for the Class B-4, Class B-5 and Class B-6 Bonds with respect to each Distribution Date is equal to the Net WAC of the Mortgage Loans, subject to the Available Funds Cap.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Transaction Highlights

Depositor:	Sequoia Mortgage Funding Corporation.
Issuer:	Sequoia Mortgage Trust 6, a Delaware business trust.
Owner Trustee:	Wilmington Trust Company.
Servicer:	Morgan Stanley Dean Witter Credit Corp.
Custodian/Indenture Trustee:	Bankers Trust Company of California, N.A.
Originator:	Morgan Stanley Dean Witter Credit Corp.
Lead Manager:	Morgan Stanley
Co-Manager:	Greenwich Capital Markets, Inc. and Sandler O'Neil & Partners
Rating Agencies:	Standard & Poor's, Moody's Investors Service and Fitch Ratings will rate the Offered Bonds.
Cut-off Date:	April 1, 2002
Pricing Date:	On or about April [12], 2002
Closing Date:	On or about April 26, 2002
Distribution Dates:	The 19th day of each month (or if not a business day, the next succeeding business day) commencing in May 2002.
Offered Bonds:	The Offered Bonds will consist of the Class A Bonds (Senior Bonds) and Class B-1 Bonds.
Registration:	The Offered Bonds will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and Euroclear system.
Tax Treatment:	REMIC
ERISA Eligibility:	Class A and Class B-1 Bonds are expected to be ERISA eligible
SMMEA Treatment:	Class A and Class B-1 Bonds will constitute "mortgage related securities" for purposes of SMMEA.
Optional Termination:

The terms of the transaction allow for a termination of the trust and retirement of the Bonds once the aggregate principal balance of the Mortgage Loans is equal to 20% or less than the aggregate principal balance of the Mortgage Loans as of the Cut-off Date

Clean-Up Call:

The terms of the transaction allow for a termination of the trust and retirement of the Bonds once the aggregate principal balance of the Mortgage Loans is equal to 10% or less than the aggregate principal balance of the Mortgage Loans as of the Cut-off Date

Pricing Prepayment Speed:	The Offered Bonds will be priced at 25% CPR

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Transaction Highlights

The Mortgage Loans:

The aggregate principal balance of the Mortgage Loans as of the Cut-off Date is approximately $514,382,197.  The Mortgage Loans are adjustable rate prime quality mortgage loans secured by first liens on one to four family residential properties. Approximately $73,966,932 and $440,415,265 are one-month LIBOR and six-month LIBOR indexed mortgage loans, respectively. Each mortgage loan has an original term to maturity of 25 years. Each mortgage loan is scheduled to pay interest only for the first 10 years of its term and thereafter, scheduled to amortize on a 15-year fully amortizing basis. All of the Mortgage Loans provide the related borrower the option to convert the index on such Mortgage Loan to a different index (prime or one-year CMT), provided certain conditions are met.  If the borrower with such a Mortgage Loan exercises his or her right to convert, Morgan Stanley Dean Witter Credit Corp. will be obligated to repurchase such Mortgage Loan at par.

Net WAC:	The (i) weighted average of the loan rates of the Mortgage Loans less (ii) the sum of (a) the servicing fee rate and (b) the trustee fee rate.
Accrued Interest:	The Class A and Class B-1 Bonds will settle flat.
Accrual Period:

The interest accrual period with respect to the Class A and Class B-1 Bonds for a given Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an 30/360 basis).

Available Funds Cap:	The Class A and Class B-1 Bonds will have a coupon equal to one-month LIBOR plus a margin, subject to the lesser of (i) the amount of available funds and (ii) 11% and (iii) the net WAC.

If on any Distribution Date, the Bond Interest Rate of the Class A and Class B-1 Bonds is subject to the Available Funds Cap, such Bonds become entitled to payment of an amount equal to the excess of the (i) interest accrued at the respective Bond Interest Rate (without giving effect to the Available Funds Cap) over (ii) the amount of interest received on such Bonds based on the Available Funds Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Bond Interest Rate without giving effect to the Available Funds Cap) (together, the "Carryover Shortfall Amount").

The Carryover Shortfall Amount will be paid to the Class A, Class B-1, Class B-2 and Class B-3 Bonds sequentially after all the Offered Bonds have received their required amounts.  The Bond Interest Rate on  Class B-4, Class B-5 and Class B-6 Bonds will also be subject to the Available Funds Cap, but such Bonds will not be entitled to any Carryover Shortfall Amount.

Carryover Reserve Fund:

As of the Closing Date, the "Carryover Reserve Fund" is established on behalf of the Class A and Class B-1, B-2 and B-3 Bonds subject to the Available Funds Cap. The Carryover Reserve Fund will be funded with any excess interest available after priority 1 through 8 in "Bonds Priority of Distributions" herein. The Carryover Reserve Fund will not be an asset of the REMIC. On any Distribution Date, the Class A and B-1, B-2 and B-3 Bonds will be entitled to receive payments from the Carryover Reserve Fund in an amount equal to the related Carryover Shortfall Amount.  Any amounts remaining in the Carryover Reserve Fund after such distribution will be distributed to the Class X Bonds.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Transaction Highlights

Credit Enhancement:	Senior/subordinate, shifting interest structure.
Credit enhancement for the Class A Bonds will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Bonds (total subordination initially 3.50%).
Credit enhancement for the Class B-1 Bonds will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Bonds (total subordination initially 2.35%).
Credit enhancement for the Class B-2 Bonds will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Bonds (total subordination initially 1.35%).
Credit enhancement for the Class B-3 Bonds will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Bonds (total subordination initially 0.90%).
Shifting Interest:

Until the first Distribution Date occurring after April 2012 the Subordinate Bonds will be locked out from receipt of all principal (unless the Senior Bonds are paid down to zero or the credit enhancement provided by the Subordinate Bonds has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Bonds will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments.

The prepayment percentages on the Subordinate Bonds are as follows:
	May 2002 - April 2012	0% Pro Rata Share
	May 2012 - April 2013	30% Pro Rata Share
	May 2013 - April 2014	40% Pro Rata Share
	May 2014 - April 2015	60% Pro Rata Share
	May 2015 - April 2016	80% Pro Rata Share
	May 2016 and after	100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Bonds doubles, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate Bonds (subject to performance triggers). However, if the credit enhancement percentage provided by the Subordinate Bonds has doubled prior to the third anniversary of the Cut-off Date (subject to performance triggers) then the Subordinate Bonds will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

Any principal not allocated to the Subordinate Bonds will be allocated to the Senior Bonds. In the event the applicable current senior percentage (aggregate principal balance of the Senior Bonds, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (aggregate principal balance of the Senior Bonds as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Bonds will receive all unscheduled prepayments from the Mortgage Loans, regardless of any prepayment percentages as described above.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Transaction Highlights

Bonds Priority of Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

Class A-R and Class A Bonds, accrued and unpaid interest at the related Bond Interest Rate.

2)

Class A-R, Class X and Class A Bonds, in that order, principal allocable to such Classes.

3)

Class B-1 Bonds, accrued and unpaid interest at the Class B-1 Bond Interest Rate.

4)

Class B-1 Bonds, principal allocable to such Class.

5)

Class B-2 Bonds, accrued and unpaid interest at the Class B-2 Bond Interest Rate.

6)

Class B-2 Bonds, principal allocable to such Class.

7)

Class B-3 Bonds, accrued and unpaid interest at the Class B-3 Bond Interest Rate.

8)

Class B-3 Bonds, principal allocable to such Class.

9)

Class A, Class B-1, Class B-2 and Class B-3 Bonds, Carryover Shortfall Amount.

10)

Class X Bonds, accrued interest as described herein.

11)

Class B-4, Class B-5 and Class B-6 Bonds, in sequential order, accrued and unpaid interest at the respective Bond Interest Rate and the respective shares of principal allocable to such Classes.

12)

Class A-R Bonds, any remaining amount.

Allocation of Realized Losses:

Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Bonds in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the Class A Bonds in reduction of their Bond principal balance.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) on the Mortgage Loans will be allocated to the Class A Bonds and the Subordinate Bonds on a pro-rata basis.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

To Call

Percentage of Class A Certificate Principal Balance Outstanding

Dates	CPR 15%	CPR 20%	CPR 25%	CPR 30%	CPR 35%	CPR 40%
Initial	100%	100%	100%	100%	100%	100%
4/19/2003	84	79	74	69	64	59
4/19/2004	71	63	55	47	40	34
4/19/2005	60	49	40	33	26	20
4/19/2006	50	39	30	23	17	12
4/19/2007	43	32	23	16	11	0
4/19/2008	36	25	17	11	0	0
4/19/2009	31	20	13	0	0	0
4/19/2010	26	16	10	0	0	0
4/19/2011	22	13	0	0	0	0
4/19/2012	19	10	0	0	0	0
4/19/2013	15	0	0	0	0	0
4/19/2014	12	0	0	0	0	0
4/19/2015	10	0	0	0	0	0
4/19/2016	0	0	0	0	0	0
4/19/2017	0	0	0	0	0	0
4/19/2018	0	0	0	0	0	0
4/19/2019	0	0	0	0	0	0
4/19/2020	0	0	0	0	0	0
4/19/2021	0	0	0	0	0	0
4/19/2022	0	0	0	0	0	0
4/19/2023	0	0	0	0	0	0
4/19/2024	0	0	0	0	0	0
4/19/2025	0	0	0	0	0	0
4/19/2026	0	0	0	0	0	0
4/19/2027	0	0	0	0	0	0
4/19/2028	0	0	0	0	0	0
4/19/2029	0	0	0	0	0	0
4/19/2030	0	0	0	0	0	0
4/19/2031	0	0	0	0	0	0
4/19/2032	0	0	0	0	0	0
Average Life (years) (1)	5.27	3.95	3.07	2.47	2.05	1.73
First Principal Payment Date	5/19/2002	5/19/2002	5/19/2002	5/19/2002	5/19/2002	5/19/2002
Last Principal Payment Date	5/19/2015	7/19/2012	5/19/2010	10/19/2008	9/19/2007	11/19/2006

(1) 10% Optional Clean-Up Call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

To Call

Percentage of Class B-1 Certificate Principal Balance Outstanding

Dates	CPR 15%	CPR 20%	CPR 25%	CPR 30%	CPR 35%	CPR 40%
Initial	100%	100%	100%	100%	100%	100%
4/19/2003	100	100	100	100	100	100
4/19/2004	100	100	100	100	93	86
4/19/2005	100	100	92	84	75	67
4/19/2006	100	83	69	59	49	40
4/19/2007	90	66	52	41	32	0
4/19/2008	76	53	39	29	0	0
4/19/2009	65	43	29	0	0	0
4/19/2010	55	34	22	0	0	0
4/19/2011	47	27	0	0	0	0
4/19/2012	39	22	0	0	0	0
4/19/2013	32	0	0	0	0	0
4/19/2014	25	0	0	0	0	0
4/19/2015	20	0	0	0	0	0
4/19/2016	0	0	0	0	0	0
4/19/2017	0	0	0	0	0	0
4/19/2018	0	0	0	0	0	0
4/19/2019	0	0	0	0	0	0
4/19/2020	0	0	0	0	0	0
4/19/2021	0	0	0	0	0	0
4/19/2022	0	0	0	0	0	0
4/19/2023	0	0	0	0	0	0
4/19/2024	0	0	0	0	0	0
4/19/2025	0	0	0	0	0	0
4/19/2026	0	0	0	0	0	0
4/19/2027	0	0	0	0	0	0
4/19/2028	0	0	0	0	0	0
4/19/2029	0	0	0	0	0	0
4/19/2030	0	0	0	0	0	0
4/19/2031	0	0	0	0	0	0
4/19/2032	0	0	0	0	0	0
Average Life (years) (1)	8.93	6.74	5.45	4.60	3.97	3.46
First Principal Payment Date	9/19/2006	7/19/2005	10/19/2004	5/19/2004	1/19/2004	10/19/2003
Last Principal Payment Date	5/19/2015	7/19/2012	5/19/2010	10/19/2008	9/19/2007	11/19/2006

(1) 10% Optional Clean-Up Call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

To Maturity

Percentage of Class A Certificate Principal Balance Outstanding

Dates	CPR 15%	CPR 20%	CPR 25%	CPR 30%	CPR 35%	CPR 40%
Initial	100%	100%	100%	100%	100%	100%
4/19/2003	84	79	74	69	64	59
4/19/2004	71	63	55	47	40	34
4/19/2005	60	49	40	33	26	20
4/19/2006	50	39	30	23	17	12
4/19/2007	43	32	23	16	11	7
4/19/2008	36	25	17	11	7	4
4/19/2009	31	20	13	8	5	3
4/19/2010	26	16	10	5	3	2
4/19/2011	22	13	7	4	2	1
4/19/2012	19	10	5	3	1	1
4/19/2013	15	8	4	2	1	0
4/19/2014	12	6	3	1	0	0
4/19/2015	10	4	2	1	0	0
4/19/2016	8	3	1	0	0	0
4/19/2017	6	2	1	0	0	0
4/19/2018	5	2	1	0	0	0
4/19/2019	4	1	0	0	0	0
4/19/2020	3	1	0	0	0	0
4/19/2021	2	1	0	0	0	0
4/19/2022	1	0	0	0	0	0
4/19/2023	1	0	0	0	0	0
4/19/2024	1	0	0	0	0	0
4/19/2025	0	0	0	0	0	0
4/19/2026	0	0	0	0	0	0
4/19/2027	0	0	0	0	0	0
4/19/2028	0	0	0	0	0	0
4/19/2029	0	0	0	0	0	0
4/19/2030	0	0	0	0	0	0
4/19/2031	0	0	0	0	0	0
4/19/2032	0	0	0	0	0	0
Average Life (years)	5.61	4.27	3.36	2.72	2.26	1.90
First Principal Payment Date	5/19/2002	5/19/2002	5/19/2002	5/19/2002	5/19/2002	5/19/2002
Last Principal Payment Date	2/19/2027	2/19/2027	2/19/2027	2/19/2027	2/19/2027	2/19/2027

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

To Maturity

Percentage of Class B-1 Certificate Principal Balance Outstanding

Dates	CPR 15%	CPR 20%	CPR 25%	CPR 30%	CPR 35%	CPR 40%
Initial	100%	100%	100%	100%	100%	100%
4/19/2003	100	100	100	100	100	100
4/19/2004	100	100	100	100	93	86
4/19/2005	100	100	92	84	75	67
4/19/2006	100	83	69	59	49	40
4/19/2007	90	66	52	41	32	24
4/19/2008	76	53	39	29	21	14
4/19/2009	65	43	29	20	13	9
4/19/2010	55	34	22	14	9	5
4/19/2011	47	27	16	10	6	3
4/19/2012	39	22	12	7	4	2
4/19/2013	32	16	9	5	2	1
4/19/2014	25	12	6	3	1	1
4/19/2015	20	9	4	2	1	0
4/19/2016	16	7	3	1	1	0
4/19/2017	13	5	2	1	0	0
4/19/2018	10	4	1	1	0	0
4/19/2019	8	3	1	0	0	0
4/19/2020	6	2	1	0	0	0
4/19/2021	4	1	0	0	0	0
4/19/2022	3	1	0	0	0	0
4/19/2023	2	1	0	0	0	0
4/19/2024	1	0	0	0	0	0
4/19/2025	1	0	0	0	0	0
4/19/2026	0	0	0	0	0	0
4/19/2027	0	0	0	0	0	0
4/19/2028	0	0	0	0	0	0
4/19/2029	0	0	0	0	0	0
4/19/2030	0	0	0	0	0	0
4/19/2031	0	0	0	0	0	0
4/19/2032	0	0	0	0	0	0
Average Life (years)	9.66	7.41	6.11	5.26	4.58	4.05
First Principal Payment Date	9/19/2006	7/19/2005	10/19/2004	5/19/2004	1/19/2004	10/19/2003
Last Principal Payment Date	2/19/2027	2/19/2027	2/19/2027	2/19/2027	2/19/2027	2/19/2027

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Schedule of Available Funds and

Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period	Class A Cap (%)	Class B-1 Cap (%)
	30/360	30/360

0	-	-
1	4.38	3.31
2	5.00	4.95
3	6.21	6.15
4	7.09	7.02
5	11.76	11.00
6	11.76	11.00
7	11.77	11.00
8	11.77	11.00
9	11.78	11.00
10	11.78	11.00
11	11.78	11.00
12	11.79	11.00
13	11.79	11.00
14	11.80	11.00
15	11.80	11.00
16	11.80	11.00
17	11.81	11.00
18	11.81	11.00
19	11.82	11.00
20	11.82	11.00
21	11.83	11.00
22	11.83	11.00
23	11.84	11.00
24	11.85	11.00
25	11.85	11.00
26	11.86	11.00
27	11.86	11.00
28	11.87	11.00
29	11.88	11.00
30	11.88	11.00
31	11.89	11.00
32	11.89	11.00
33	11.89	11.00
34	11.90	11.00
35	11.90	11.00
36	11.90	11.00
37	11.91	11.00
38	11.91	11.00
39	11.91	11.00

1 Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming 25% CPR for collateral, no losses and a 1 month and 6 month Libor rate of 15%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Schedule of Available Funds and

Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period	Class A Cap (%)	Class B-1 Cap (%)
	30/360	30/360

40	11.91	11.00
41	11.91	11.00
42	11.91	11.00
43	11.91	11.00
44	11.91	11.00
45	11.91	11.00
46	11.91	11.00
47	11.91	11.00
48	11.91	11.00
49	11.91	11.00
50	11.91	11.00
51	11.91	11.00
52	11.91	11.00
53	11.91	11.00
54	11.91	11.00
55	11.91	11.00
56	11.91	11.00
57	11.91	11.00
58	11.91	11.00
59	11.91	11.00
60	11.91	11.00
61	11.91	11.00
62	11.91	11.00
63	11.91	11.00
64	11.91	11.00
65	11.91	11.00
66	11.91	11.00
67	11.91	11.00
68	11.91	11.00
69	11.91	11.00
70	11.91	11.00
71	11.91	11.00
72	11.91	11.00
73	11.91	11.00
74	11.91	11.00
75	11.91	11.00
76	11.91	11.00
77	11.91	11.00
78	11.91	11.00
79	11.91	11.00

1Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming 25% CPR for collateral, no losses and a 1 month and 6 month Libor rate of 15%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Schedule of Available Funds and

Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period	Class A Cap (%)	Class B-1 Cap (%)
	30/360	30/360

80	11.91	11.00
81	11.91	11.00
82	11.91	11.00
83	11.91	11.00
84	11.91	11.00
85	11.91	11.00
86	11.91	11.00
87	11.91	11.00
88	11.91	11.00
89	11.91	11.00
90	11.91	11.00
91	11.91	11.00
92	11.91	11.00
93	11.91	11.00
94	11.91	11.00
95	11.91	11.00
96	11.91	11.00
97	11.91	11.00
98	11.91	11.00
99	11.91	11.00
100	11.91	11.00
101	11.91	11.00
102	11.91	11.00
103	11.91	11.00
104	11.91	11.00
105	11.91	11.00
106	11.91	11.00
107	11.91	11.00
108	11.91	11.00
109	11.91	11.00
110	11.91	11.00
111	11.91	11.00
112	11.91	11.00
113	11.91	11.00
114	11.91	11.00
115	11.91	11.00
116	11.91	11.00
117	11.91	11.00
118	11.91	11.00
119	11.91	11.00

1 Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming 25% CPR for collateral, no losses and a 1 month and 6 month Libor rate of 15%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

.

Schedule of Available Funds and

Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period	Class A Cap (%)	Class B-1 Cap (%)
	30/360	30/360

120	11.91	11.00
121	11.91	11.00
122	11.91	11.00
123	11.91	11.00
124	11.91	11.00
125	11.91	11.00
126	11.91	11.00
127	11.91	11.00
128	11.91	11.00
129	11.91	11.00
130	11.91	11.00
131	11.91	11.00
132	11.91	11.00
133	11.91	11.00
134	11.91	11.00
135	11.91	11.00
136	11.91	11.00
137	11.91	11.00
138	11.91	11.00
139	11.91	11.00
140	11.91	11.00
141	11.91	11.00
142	11.91	11.00
143	11.91	11.00
144	11.91	11.00
145	11.91	11.00
146	11.91	11.00
147	11.91	11.00
148	11.91	11.00
149	11.91	11.00
150	11.91	11.00
151	11.91	11.00
152	11.91	11.00
153	11.91	11.00
154	11.91	11.00
155	11.91	11.00
156	11.91	11.00
157	11.91	11.00
158	11.91	11.00
159	11.91	11.00

1 Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming 25% CPR for collateral, no losses and a 1 month and 6 month Libor rate of 15%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

.

Schedule of Available Funds and

Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period	Class A Cap (%)	Class B-1 Cap (%)
	30/360	30/360

160	11.91	11.00
161	11.91	11.00
162	11.91	11.00
163	11.91	11.00
164	11.91	11.00
165	11.91	11.00
166	11.91	11.00
167	11.91	11.00
168	11.91	11.00
169	11.91	11.00
170	11.91	11.00
171	11.91	11.00
172	11.91	11.00
173	11.91	11.00
174	11.91	11.00
175	11.91	11.00
176	11.91	11.00
177	11.91	11.00
178	11.91	11.00
179	11.91	11.00
180	11.91	11.00
181	11.91	11.00
182	11.91	11.00
183	11.91	11.00
184	11.91	11.00
185	11.91	11.00
186	11.91	11.00
187	11.91	11.00
188	11.91	11.00
189	11.91	11.00
190	11.91	11.00
191	11.91	11.00
192	11.91	11.00
193	11.91	11.00
194	11.91	11.00
195	11.91	11.00
196	11.91	11.00
197	11.91	11.00
198	11.91	11.00
199	11.91	11.00

1 Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming 25% CPR for collateral, no losses and a 1 month and 6 month Libor rate of 15%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

.

Schedule of Available Funds and

Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period	Class A Cap (%)	Class B-1 Cap (%)
	30/360	30/360

200	11.91	11.00
201	11.91	11.00
202	11.91	11.00
203	11.91	11.00
204	11.91	11.00
205	11.91	11.00
206	11.91	11.00
207	11.91	11.00
208	11.91	11.00
209	11.91	11.00
210	11.91	11.00
211	11.91	11.00
212	11.91	11.00
213	11.91	11.00
214	11.91	11.00
215	11.91	11.00
216	11.91	11.00
217	11.91	11.00
218	11.91	11.00
219	11.91	11.00
220	11.91	11.00
221	11.91	11.00
222	11.91	11.00
223	11.91	11.00
224	11.91	11.00
225	11.91	11.00
226	11.91	11.00
227	11.91	11.00
228	11.91	11.00
229	11.91	11.00
230	11.91	11.00
231	11.91	11.00
232	11.91	11.00
233	11.91	11.00
234	11.91	11.00
235	11.91	11.00
236	11.91	11.00
237	11.91	11.00
238	11.91	11.00
239	11.91	11.00

1 Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming 25% CPR for collateral, no losses and a 1 month and 6 month Libor rate of 15%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

.

Schedule of Available Funds and

Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period	Class A Cap (%)	Class B-1 Cap (%)
	30/360	30/360

240	11.91	11.00
241	11.91	11.00
242	11.91	11.00
243	11.91	11.00
244	11.91	11.00
245	11.91	11.00
246	11.91	11.00
247	11.91	11.00
248	11.91	11.00
249	11.91	11.00
250	11.91	11.00
251	11.91	11.00
252	11.91	11.00
253	11.91	11.00
254	11.91	11.00
255	11.91	11.00
256	11.91	11.00
257	11.91	11.00
258	11.91	11.00
259	11.91	11.00
260	11.91	11.00
261	11.91	11.00
262	11.91	11.00
263	11.91	11.00
264	11.91	11.00
265	11.91	11.00
266	11.91	11.00
267	11.91	11.00
268	11.91	11.00
269	11.91	11.00
270	11.91	11.00
271	11.91	11.00
272	11.91	11.00
273	11.91	11.00
274	11.91	11.00
275	11.91	11.00
276	11.91	11.00
277	11.91	11.00
278	11.91	11.00
279	11.91	11.00

1Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming 25% CPR for collateral, no losses and a 1 month and 6 month Libor rate of 15%

This information is being delivered to a specific number of prospective sophisticated investors in order to a This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

.

Schedule of Available Funds and

Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period	Class A Cap (%)	Class B-1 Cap (%)
	30/360	30/360

280	11.91	11.00
281	11.91	11.00
282	11.91	11.00
283	11.91	11.00
284	11.91	11.00
285	11.91	11.00
286	11.91	11.00
287	11.91	11.00
288	11.91	11.00
289	11.91	11.00
290	11.91	11.00
291	11.91	11.00
292	11.91	11.00
293	11.91	11.00
294	11.91	11.00
295	11.91	11.00
296	11.91	11.00
297	11.91	11.00
298	11.91	11.00

1 Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming 25% CPR for collateral, no losses and a 1 month and 6 month Libor rate of 15%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

.

Collateral Summary

Sequoia Mortgage Trust 6

As of the Cut-off Date

Total Current Balance	$514,382,197
Number of Loans	1,254

		Minimum	Maximum
Average Current Balance	$410,193	$25,000	$2,900,000
Average Original Balance	$410,950	$25,000	$2,900,000
WA Gross Loan Rate	3.686%	2.875%	5.250%
WA Gross Margin	1.652%	0.875%	2.625%
WA Maximum Loan Rate	12.000%	12.000%	12.000%
WA Original LTV	68.51%	8.67%	100.00%
WA Effective LTV	64.89%	8.67%	80.00%
WA Credit Score	727	543	819
WA Original Term	300	300	300
WA Remaining Term	297 months	293 months	299 months
WA Seasoning	3 months	1 month	7 months
WA Next Rate Reset	7/6/2002	5/1/2002	10/1/2002
Top State Concentrations	CA: 28.8%, FL: 11.8%, NJ: 5.7%, NY: 5.5%, MD: 4.4%
Maximum Zip Code Concentration	92067: 0.9%
First Pay Date	2/10/2002	10/1/2001	4/1/2002
Maturity Date	1/11/2027	9/1/2026	3/1/2027
Property Type	Single Family: 66.5% PUD: 20.0% Condo:10.4%
Primary Occupancy:	85.7%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Index Type

Index Type	Number of Mortgage Loans	Total Balance	% of Total Balance
Libor–1 Month	156	73,966,931.61	14.38
Libor–6 Month	1,098	440,415,265.22	85.62
Total:	1,254	514,382,196.83	100.00

Months Delinquent

Months Delinquent	Number of Mortgage Loans	Total Balance	% of Total Balance
0	1,253	513,607,196.83	99.85
1	1	775,000.00	0.15
Total:	1,254	514,382,196.83	100.00
Minimum: 0 Maximum: 1 Weighted Average: 0.0

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Current Mortgage Loan Principal Balance ($)

Current Mortgage Loan Principal Balance ($)	Number of Mortgage Loans	Total Balance	% of Total Balance

0.01–100,000.00	77	6,002,932.69	1.17
100,000.01–200,000.00	309	46,984,937.38	9.13
200,000.01–300,000.00	246	62,138,007.08	12.08
300,000.01–400,000.00	181	63,042,259.94	12.26
400,000.01–500,000.00	111	50,075,262.74	9.74
500,000.01–600,000.00	83	45,966,840.07	8.94
600,000.01–700,000.00	67	43,816,107.79	8.52
700,000.01–800,000.00	39	29,509,498.28	5.74
800,000.01–900,000.00	34	29,058,905.55	5.65
900,000.01–1,000,000.00	45	44,104,704.53	8.57
1,000,000.01–1,100,000.00	10	10,610,515.00	2.06
1,100,000.01–1,200,000.00	9	10,472,496.63	2.04
1,200,000.01–1,300,000.00	2	2,533,408.00	0.49
1,300,000.01–1,400,000.00	6	8,241,000.00	1.60
1,400,000.01–1,500,000.00	10	14,677,517.40	2.85
1,500,000.01–1,600,000.00	4	6,363,724.58	1.24
1,600,000.01–1,700,000.00	4	6,645,104.61	1.29
1,700,000.01–1,800,000.00	2	3,524,630.73	0.69
1,800,000.01–1,900,000.00	1	1,863,344.66	0.36
1,900,000.01–2,000,000.00	12	23,774,584.44	4.62
2,000,000.01–2,100,000.00	1	2,076,414.73	0.40
2,800,000.01–2,900,000.00	1	2,900,000.00	0.56
Total:	1,254	514,382,196.83	100.00
Minimum: $25,000 Maximum: $2,900,000 Average: $410,193

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Current Mortgage Rates (%)

Current Mortgage Rates (%)	Number of Mortgage Loans	Total Balance	% of Total Balance
2.501–3.000	3	796,900.00	0.15
3.001–3.500	402	169,165,305.93	32.89
3.501–4.000	724	287,584,004.40	55.91
4.001–4.500	102	48,530,596.60	9.43
4.501–5.000	12	4,292,605.05	0.83
5.001–5.500	11	4,012,784.85	0.78
Total:	1,254	514,382,196.83	100.00
Minimum: 2.875% Maximum: 5.250% Weighted Average: 3.686%

Margin (%)

Margin (%)	Number of Mortgage Loans	Total Balance	% of Total Balance
0.875	1	157,500.00	0.03
1.000	1	357,000.00	0.07
1.250	2	782,400.00	0.15
1.375	3	1,198,754.00	0.23
1.500	149	70,160,626.87	13.64
1.625	1,003	388,912,177.56	75.61
1.750	1	278,200.00	0.05
1.875	25	10,858,081.79	2.11
2.000	11	6,010,904.74	1.17
2.125	54	33,759,151.87	6.56
2.375	2	1,014,900.00	0.20
2.625	2	892,500.00	0.17
Total:	1,254	514,382,196.83	100.00
Minimum: 0.875% Maximum: 2.625% Weighted Average: 1.652%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Maximum Mortgage Rates (%)

Maximum Mortgage Rates (%)	Number of Mortgage Loans	Total Balance	% of Total Balance
11.751–12.000	1,254	514,382,196.83	100.00
Total:	1,254	514,382,196.83	100.00
Minimum: 12.000% Maximum: 12.000% Weighted Average: 12.000%

Remaining Term to Stated Maturity

Remaining Term to Stated Maturity	Number of Mortgage Loans	Total Balance	% of Total Balance
293	2	890,498.94	0.17
294	31	12,709,475.21	2.47
295	176	75,358,382.61	14.65
296	146	60,902,752.18	11.84
297	194	83,862,652.81	16.30
298	328	137,484,173.51	26.73
299	377	143,174,261.57	27.83
Total:	1,254	514,382,196.83	100.00
Minimum: 293 months Maximum: 299 months Weighted Average: 297.3 months

Rate Adjustment Frequency

Rate Adjustment Frequency (Months)	Number of Mortgage Loans	Total Balance	% of Total Balance
1	156	73,966,931.61	14.38
6	1,098	440,415,265.22	85.62
Total:	1,254	514,382,196.83	100.00
Minimum: 1 month Maximum: 6 months Weighted Average: 5.3 months

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Next Rate Adjustment Date

Next Rate Adjustment Date	Number of Mortgage Loans	Total Balance	% of Total Balance
5/1/2002	306	132,105,420.96	25.68
6/1/2002	131	51,779,804.04	10.07
7/1/2002	174	73,699,423.83	14.33
8/1/2002	292	122,886,891.93	23.89
9/1/2002	326	124,553,884.49	24.21
10/1/2002	25	9,356,771.58	1.82
Total:	1,254	514,382,196.83	100.00
Minimum: 05/01/2002 Maximum: 10/01/2002 Weighted Average: 07/06/2002

Original Loan-to-Value Ratio (%)

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Total Balance	% of Total Balance
5.01–10.00	3	296,849.68	0.06
10.01–15.00	2	659,937.50	0.13
15.01–20.00	4	1,540,330.34	0.30
20.01–25.00	13	4,466,879.43	0.87
25.01–30.00	22	9,722,670.56	1.89
30.01–35.00	24	8,708,553.14	1.69
35.01–40.00	43	18,221,291.64	3.54
40.01–45.00	34	14,847,456.65	2.89
45.01–50.00	56	26,594,724.89	5.17
50.01–55.00	75	28,101,147.36	5.46
55.01–60.00	78	33,716,615.03	6.55
60.01–65.00	82	38,293,995.15	7.44
65.01–70.00	120	52,691,941.08	10.24
70.01–75.00	126	55,420,971.61	10.77
75.01–80.00	434	158,511,251.97	30.82
80.01–85.00	8	4,241,530.74	0.82
85.01–90.00	15	8,502,828.95	1.65
90.01–95.00	14	7,727,431.82	1.50
95.01–100.00	101	42,115,789.29	8.19
Total:	1,254	514,382,196.83	100.00
Minimum: 8.67% Maximum: 100.00% Weighted Average by Current Balance: 68.51%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Effective Loan-to-Value Ratio (%)

Effective Loan-to-Value Ratio (%)	Number of Mortgage Loans	Total Balance	% of Total Balance
5.01–10.00	3	296,849.68	0.06
10.01–15.00	2	659,937.50	0.13
15.01–20.00	4	1,540,330.34	0.30
20.01–25.00	13	4,466,879.43	0.87
25.01–30.00	22	9,722,670.56	1.89
30.01–35.00	24	8,708,553.14	1.69
35.01–40.00	43	18,221,291.64	3.54
40.01–45.00	35	15,297,456.65	2.97
45.01–50.00	67	34,258,351.31	6.66
50.01–55.00	74	27,651,147.36	5.38
55.01–60.00	90	40,392,332.20	7.85
60.01–65.00	84	39,021,310.80	7.59
65.01–70.00	233	100,483,862.64	19.53
70.01–75.00	126	55,540,106.61	10.80
75.01–80.00	434	158,121,116.97	30.74
Total:	1,254	514,382,196.83	100.00
Minimum: 8.67% Maximum: 80.00% Weighted Average by Current Balance: 64.89%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

FICO Score

FICO Score	Number of Mortgage Loans	Total Balance	% of Total Balance
N/A	2	331,523.00	0.06
526–550	1	700,000.00	0.14
551–575	4	1,687,239.46	0.33
576–600	10	2,961,150.00	0.58
601–625	22	9,713,975.23	1.89
626–650	52	22,193,093.48	4.31
651–675	99	40,277,836.14	7.83
676–700	167	82,139,219.97	15.97
701–725	172	80,260,936.22	15.60
726–750	201	76,493,059.40	14.87
751–775	284	112,454,438.20	21.86
776–800	202	70,324,182.98	13.67
801–825	38	14,845,542.75	2.89
Total:	1,254	514,382,196.83	100.00
Minimum: 543 Maximum: 819 Weighted Average by Current Balance: 727

Term IO

Term IO	Number of Mortgage Loans	Total Balance	% of Total Balance
120	1,254	514,382,196.83	100.00
Total:	1,254	514,382,196.83	100.00
Minimum: 120 months Maximum: 120 months Weighted Average by Current Balance: 120.0 months

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Lien Position

Lien Position	Number of Mortgage Loans	Total Balance	% of Total Balance
1	1,254	514,382,196.83	100.00
Total:	1,254	514,382,196.83	100.00

Documentation Level

Documentation Level	Number of Mortgage Loans	Total Balance	% of Total Balance
Limited	740	272,407,612.95	52.96
Alternative	486	232,191,697.49	45.14
No Ratio	14	3,997,657.78	0.78
No Income Verifier	10	3,949,188.61	0.77
Full	4	1,836,040.00	0.36
Total:	1,254	514,382,196.83	100.00

Occupancy

Occupancy	Number of Mortgage Loans	Total Balance	% of Total Balance
Primary	1,065	440,719,170.99	85.68
Second Home	158	66,445,627.19	12.92
Investment	31	7,217,398.65	1.40

Total:	1,254	514,382,196.83	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Property Type

Property Type	Number of Mortgage Loans	Total Balance	% of Total Balance
Single Family Residence	808	342,065,233.34	66.50
PUD	259	103,019,023.59	20.03
Condo Lo-Rise	145	53,408,474.24	10.38
2 Family	28	12,025,524.04	2.34
Co-op	11	3,554,259.74	0.69
Townhouse	3	309,681.88	0.06
Total:	1,254	514,382,196.83	100.00

Purpose

Purpose	Number of Mortgage Loans	Total Balance	% of Total Balance
Refinance–Cashout	503	211,225,528.15	41.06
Refinance–Rate Term	526	208,506,210.08	40.54
Purchase	225	94,650,458.60	18.40
Total:	1,254	514,382,196.83	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Geographic Distribution by Balance

Geographic Distribution by Balance	Number of Mortgage Loans	Total Balance	% of Total Balance
California	268	147,921,077.04	28.76
Florida	182	60,924,489.89	11.84
New Jersey	70	29,215,892.52	5.68
New York	65	28,085,316.76	5.46
Maryland	44	22,413,630.88	4.36
Illinois	64	22,083,080.52	4.29
Colorado	45	21,849,165.42	4.25
Georgia	51	18,123,857.47	3.52
Michigan	63	17,691,957.77	3.44
Texas	31	14,270,162.01	2.77
Massachusetts	26	13,718,863.49	2.67
Virginia	26	12,467,665.22	2.42
Washington	25	10,612,859.01	2.06
Pennsylvania	25	7,694,744.48	1.50
North Carolina	19	7,402,665.92	1.44
Arizona	26	7,317,602.52	1.42
Connecticut	10	6,688,105.42	1.30
Minnesota	19	5,486,105.84	1.07
District of Columbia	8	5,201,690.01	1.01
Nevada	11	4,844,839.06	0.94
South Carolina	12	4,267,745.43	0.83
Tennessee	16	4,111,019.40	0.80
Utah	12	3,909,553.89	0.76
Ohio	13	3,583,930.83	0.70
Indiana	12	3,252,726.67	0.63
Louisiana	11	3,121,488.11	0.61
Hawaii	10	2,792,170.33	0.54
Oregon	7	2,395,731.29	0.47
Wisconsin	6	2,341,194.45	0.46
Iowa	11	2,261,317.50	0.44
Missouri	7	2,233,851.23	0.43
Rhode Island	6	2,101,211.00	0.41
New Mexico	7	1,960,761.66	0.38
Kansas	5	1,867,612.83	0.36
Oklahoma	3	1,754,919.72	0.34
Alabama	6	1,476,269.38	0.29
Montana	5	1,208,536.13	0.23
Maine	4	1,031,515.00	0.20
South Dakota	3	900,749.52	0.18

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Geographic Distribution by Balance (con't.)

Geographic Distribution by Balance	Number of Mortgage Loans	Total Balance	% of Total Balance
Vermont	3	890,000.00	0.17
New Hampshire	3	781,400.00	0.15
Idaho	4	637,500.00	0.12
Kentucky	4	524,550.00	0.10
Delaware	2	305,600.00	0.06
Mississippi	1	290,000.00	0.06
Arkansas	1	158,400.00	0.03
Nebraska	1	135,035.83	0.03
Alaska	1	73,635.38	0.01
Total:	1,254	514,382,196.83	100.00
Number of States Represented: 48

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Exhibit 99.2     Additional Computational Material